UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 15, 2019

                        PURE HARVEST CANNABIS GROUP, INC.
                   -----------------------------------------
                (Name of registrant as specified in its charter)

     Colorado                 333-212055                   71-0952431
-------------------        ------------------           -------------------
    State of                Commission File                 IRS Employer
  Incorporation                   Number                Identification No.

                            1624 N. Washington Street
                                Denver, CO 80203
                          ---------------------------
                     Address of principal executive offices

                                 (800) 560-5148
                           --------------------------
                      Telephone number, including Area code


          Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
    CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [ ]

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Item 5.03   Amendments  to  Articles  of  Incorporation  or Bylaws,  Change in
            Fiscal Year End.

     On March 15, 2019 shareholders owning a majority of the Company's outstanding shares approved the following amendments to the Company's Articles of Incorporation:

     o The authorized capital stock of the Company will consist of 250,000,000 shares of common stock, $0.01 par value, and 25,000,000 shares of preferred stock, $0.01 par value. The preferred stock may be issued in one or more series as may be determined by the Company's Board of Directors. The designations, powers, rights, preferences, qualifications, restrictions and limitations of the preferred stock shall be established from time to time by the Company's Board of Directors, and

     o The outstanding shares of the Company's common stock be forward split on a two-for-one basis.

     In a previous 8-K report filed on February 5, 2019 the Company announced that its shareholders approved an amendment to the Company's Articles of Incorporation changing the name of the Company to Pure Harvest Cannabis Group, Inc.

     The name change, trading symbol change and forward stock split will become effective in the public market on a date determined by FINRA.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

March 19, 2019

                                       PURE HARVEST CANNABIS GROUP, INC.



                                       By: /s/ David Lamadrid
                                           ----------------------
                                           David Lamadrid
                                           Chief Executive Officer